FORM OF PROXY

BUFFALO BALANCED FUND, INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
BUFFALO BALANCED FUND, INC.

The undersigned shareholder(s) of Buffalo Balanced Fund, Inc. (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time(the “Special Meeting”) at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the undersigned(s) would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows: ☒
Keep this portion for your records.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposals:

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust.
☐FOR the Reorganization of the Fund.	☐AGAINST the Reorganization of the Fund.
☐WITHHOLD authority to vote for the Reorganization of the Fund.

Proposal 2:  Election of the Board of Trustees of the Trust.

Nominees:      (01) Gene M. Betts
(02) Thomas S. Case
(03) J. Gary Gradinger
(04) Phillip J. Kennedy
(05) Joseph C. Neuberger
(06) Grant P. Sarris

INSTRUCTION:  To withhold authority to vote for any individual Nominee(s), write the number(s) on the line immediately above.

☐FOR all nominees listed (except as noted in space provided).	☐AGAINST all nominees listed (except as noted in space provided).
☐WITHHOLD authority to vote for all Nominees.

Proposal 3: To approve a uniform set of fundamental investment restrictions.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 4: The redesignation of certain investment objectives as non-fundamental.
☐FOR the redesignation of certain investment objectives as non-fundamental.	☐AGAINST the redesignation of certain investment objectives as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment objectives as non-fundamental.

Proposal 5: The redesignation of certain investment policies and strategies as non-fundamental.
☐FOR the redesignation of certain investment policies and strategies as non-fundamental.	☐AGAINST the redesignation of certain investment policies and strategies as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment policies and strategies as non-fundamental.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

	Signature	Signature

FORM OF PROXY

BUFFALO HIGH YIELD FUND, INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
BUFFALO HIGH YIELD FUND, INC.

The undersigned shareholder(s) of Buffalo High Yield Fund, Inc. (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time(the “Special Meeting”) at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the undersigned(s) would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows: ☒
Keep this portion for your records.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposals:

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust.
☐FOR the Reorganization of the Fund.	☐AGAINST the Reorganization of the Fund.
☐WITHHOLD authority to vote for the Reorganization of the Fund.

Proposal 2:  Election of the Board of Trustees of the Trust.

Nominees:      (01) Gene M. Betts
(02) Thomas S. Case
(03) J. Gary Gradinger
(04) Phillip J. Kennedy
(05) Joseph C. Neuberger
(06) Grant P. Sarris

INSTRUCTION:  To withhold authority to vote for any individual Nominee(s), write the number(s) on the line immediately above.

☐FOR all nominees listed (except as noted in space provided).	☐AGAINST all nominees listed (except as noted in space provided).
☐WITHHOLD authority to vote for all Nominees.

Proposal 3: To approve a uniform set of fundamental investment restrictions.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 4: The redesignation of certain investment objectives as non-fundamental.
☐FOR the redesignation of certain investment objectives as non-fundamental.	☐AGAINST the redesignation of certain investment objectives as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment objectives as non-fundamental.

Proposal 5: The redesignation of certain investment policies and strategies as non-fundamental.
☐FOR the redesignation of certain investment policies and strategies as non-fundamental.	☐AGAINST the redesignation of certain investment policies and strategies as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment policies and strategies as non-fundamental.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

	Signature	Signature

FORM OF PROXY

BUFFALO LARGE CAP FUND, INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
BUFFALO LARGE CAP FUND, INC.

The undersigned shareholder(s) of Buffalo Large Cap Fund, Inc. (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time(the “Special Meeting”) at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the undersigned(s) would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows: ☒
Keep this portion for your records.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposals:

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust.
☐FOR the Reorganization of the Fund.	☐AGAINST the Reorganization of the Fund.
☐WITHHOLD authority to vote for the Reorganization of the Fund.

Proposal 2:  Election of the Board of Trustees of the Trust.

Nominees:      (01) Gene M. Betts
(02) Thomas S. Case
(03) J. Gary Gradinger
(04) Phillip J. Kennedy
(05) Joseph C. Neuberger
(06) Grant P. Sarris

INSTRUCTION:  To withhold authority to vote for any individual Nominee(s), write the number(s) on the line immediately above.

☐FOR all nominees listed (except as noted in space provided).	☐AGAINST all nominees listed (except as noted in space provided).
☐WITHHOLD authority to vote for all Nominees.

Proposal 3: To approve a uniform set of fundamental investment restrictions.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 4: The redesignation of certain investment objectives as non-fundamental.
☐FOR the redesignation of certain investment objectives as non-fundamental.	☐AGAINST the redesignation of certain investment objectives as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment objectives as non-fundamental.

Proposal 5: The redesignation of certain investment policies and strategies as non-fundamental.
☐FOR the redesignation of certain investment policies and strategies as non-fundamental.	☐AGAINST the redesignation of certain investment policies and strategies as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment policies and strategies as non-fundamental.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

	Signature	Signature

FORM OF PROXY

BUFFALO SMALL CAP FUND, INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
BUFFALO SMALL CAP FUND, INC.

The undersigned shareholder(s) of Buffalo Small Cap Fund, Inc. (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time(the “Special Meeting”) at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the undersigned(s) would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows: ☒
Keep this portion for your records.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposals:

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust.
☐FOR the Reorganization of the Fund.	☐AGAINST the Reorganization of the Fund.
☐WITHHOLD authority to vote for the Reorganization of the Fund.

Proposal 2:  Election of the Board of Trustees of the Trust.

Nominees:      (01) Gene M. Betts
(02) Thomas S. Case
(03) J. Gary Gradinger
(04) Phillip J. Kennedy
(05) Joseph C. Neuberger
(06) Grant P. Sarris

INSTRUCTION:  To withhold authority to vote for any individual Nominee(s), write the number(s) on the line immediately above.

☐FOR all nominees listed (except as noted in space provided).	☐AGAINST all nominees listed (except as noted in space provided).
☐WITHHOLD authority to vote for all Nominees.

Proposal 3: To approve a uniform set of fundamental investment restrictions.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 4: The redesignation of certain investment objectives as non-fundamental.
☐FOR the redesignation of certain investment objectives as non-fundamental.	☐AGAINST the redesignation of certain investment objectives as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment objectives as non-fundamental.

Proposal 5: The redesignation of certain investment policies and strategies as non-fundamental.
☐FOR the redesignation of certain investment policies and strategies as non-fundamental.	☐AGAINST the redesignation of certain investment policies and strategies as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment policies and strategies as non-fundamental.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

	Signature	Signature

FORM OF PROXY

BUFFALO USA GLOBAL FUND, INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
BUFFALO USA GLOBAL FUND, INC.

The undersigned shareholder(s) of Buffalo USA Global Fund, Inc. (the “Fund”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on June 25, 2008 at 3:00 p.m. Central time(the “Special Meeting”) at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the undersigned(s) would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows: ☒
Keep this portion for your records.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposals:

Proposal 1: Reorganization of the Fund into a comparable series of the Buffalo Funds, a Delaware statutory trust.
☐FOR the Reorganization of the Fund.	☐AGAINST the Reorganization of the Fund.
☐WITHHOLD authority to vote for the Reorganization of the Fund.

Proposal 2:  Election of the Board of Trustees of the Trust.

Nominees:      (01) Gene M. Betts
(02) Thomas S. Case
(03) J. Gary Gradinger
(04) Phillip J. Kennedy
(05) Joseph C. Neuberger
(06) Grant P. Sarris

INSTRUCTION:  To withhold authority to vote for any individual Nominee(s), write the number(s) on the line immediately above.

☐FOR all nominees listed (except as noted in space provided).	☐AGAINST all nominees listed (except as noted in space provided).
☐WITHHOLD authority to vote for all Nominees.

Proposal 3: To approve a uniform set of fundamental investment restrictions.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 4: The redesignation of certain investment objectives as non-fundamental.
☐FOR the redesignation of certain investment objectives as non-fundamental.	☐AGAINST the redesignation of certain investment objectives as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment objectives as non-fundamental.

Proposal 5: The redesignation of certain investment policies and strategies as non-fundamental.
☐FOR the redesignation of certain investment policies and strategies as non-fundamental.	☐AGAINST the redesignation of certain investment policies and strategies as non-fundamental.
☐WITHHOLD authority to vote for the redesignation of certain investment policies and strategies as non-fundamental.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

	Signature	Signature

FORM OF PROXY

BUFFALO INTERNATIONAL FUND
BUFFALO JAYHAWK CHINA FUND
BUFFALO MICRO CAP FUND
BUFFALO MID CAP FUND
BUFFALO SCIENCE & TECHNOLOGY FUND
(EACH A SERIES OF BUFFALO FUNDS)
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
BUFFALO FUNDS ON BEHALF OF ITS SERIES

The undersigned Shareholder(s) of Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, or Buffalo Science & Technology Fund (each a “Fund”), each a series of Buffalo Funds (the “Trust”), hereby appoint(s) Joseph C. Neuberger and Eric M. McCormick (each with full power of substitution), the proxy or proxies of the undersigned to attend the special meeting of shareholders of the Trust (the “Special Meeting”) to be held on June 25, 2008 at 3:00 p.m. Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, and any adjournments thereof, each with the power and authority to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

To vote, mark blocks below in blue or black ink as follows: ☒
Keep this portion for your records.

This proxy card is valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposals:

ALL FUNDS

Proposal 2:  Election of the Board of Trustees of the Trust.

Nominees:      (01) Gene M. Betts
(02) Thomas S. Case
(03) J. Gary Gradinger
(04) Phillip J. Kennedy
(05) Joseph C. Neuberger
(06) Grant P. Sarris

INSTRUCTION:  To withhold authority to vote for any individual Nominee(s), write the number(s) on the line immediately above.

☐FOR all nominees listed (except as noted in space provided).	☐AGAINST all nominees listed (except as noted in space provided).
☐WITHHOLD authority to vote for all Nominees.

BUFFALO INTERNATIONAL FUND

Proposal 3: To approve a uniform set of fundamental investment restrictions for the Fund.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

BUFFALO JAYHAWK CHINA FUND

Proposal 3: To approve a uniform set of fundamental investment restrictions for the Fund.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

BUFFALO MICRO CAP FUND

Proposal 3: To approve a uniform set of fundamental investment restrictions for the Fund.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

BUFFALO MID CAP FUND

Proposal 3: To approve a uniform set of fundamental investment restrictions for the Fund.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

BUFFALO SCIENCE & TECHNOLOGY FUND

Proposal 3: To approve a uniform set of fundamental investment restrictions for the Fund.
☐FOR the approval of a uniform set of fundamental investment restrictions.	☐AGAINST the approval of a uniform set of fundamental investment restrictions.
☐WITHHOLD authority to vote for the approval of a uniform set of fundamental investment restrictions.

Proposal 6: To vote upon any business as may properly come before the meeting or any adjournment thereafter.
☐FOR	☐AGAINST
☐WITHHOLD authority to vote

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:

	Signature	Signature